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[WEINICK, SANDERS & CO. LLP LETTERHEAD]


July 3, 1996


Board of Directors
Gilman + Ciocia, Inc.
475 Northern Boulevard
Great Neck, New York 11021

Ladies and Gentlemen:

We have read the disclosure set forth under Item 4 in the Current Report on Form 8-K dated June 25, 1996 of Gilman + Ciocia, Inc. under the Securities Act of 1934, as amended, and we agree with the statements made therein in respect of this firm as the former principal independent accountants of Gilman + Ciocia, Inc.

Very truly yours,

/s/ Weinick, Sanders & Co. LLP

WEINICK, SANDERS & CO. LLP